                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3

      [C-BASS(SM) CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

              GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                TOTAL              MINIMUM           MAXIMUM
-------                                                                -----              -------           -------
Aggregate Current Principal Balance                                $ 16,119,389.01
Number of Mortgage Loans                                                                                           286
(1)Average Outstanding Principal Balance                           $     56,361.50      $   9,598.93      $ 221,412.46
(1)Average Original Loan Balance                                   $     56,603.66      $  10,000.00      $ 221,700.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                     97.41%            40.69%           104.02%
(1)Weighted Average Loan Rate                                               10.516%            7.000%           14.375%
(1)Weighted Average Original Term to Maturity (months)                         207               120               360
(1)Weighted Average Remaining Term to Stated Maturity (months)                 202                59               356
(1),(2)Weighted Average Credit Score                                           665               502               813

(1)Average or Weighted Average reflected in Total

(2)100.00% of the Group II Mortgage Loans have FICO Scores

                                                       PERCENT OF CUT-OFF DATE
                                   RANGE                 PRINCIPAL BALANCE
                                   -----                 -----------------
PRODUCT TYPE                       Fully Amortizing                 24.83%
                                   Balloon Payment                  75.17%

LIEN                               First                             0.00%
                                   Second                          100.00%

GEOGRAPHIC DISTRIBUTION            California                       52.23%
                                   Virginia                          6.08%
                                   Texas                             5.71%
                                   Florida                           3.40%
                                   Maryland                          3.17%

LARGEST ZIP CODE CONCENTRATION     92881                             1.42%

FHA-VA LOANS                                                         0.00%

SELLER FINANCED LOANS                                                0.00%

SECTION 32 LOANS                                                     0.00%

LOANS WITH BORROWER PMI                                              0.00%

LOANS WITH LENDER PMI                                                0.00%

LOANS WITH PREPAYMENT PENALTIES                                     74.89%

PRINCIPAL BALANCE OUTSTANDING

                                                                                % OF AGGREGATE
                                         NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING             LOANS          OUTSTANDING              OUTSTANDING
-----------------------------             -----          -----------              -----------
$1 to $50,000                               144        $  4,303,340.16               26.70%
$50,001 to $100,000                         113           8,044,494.59               49.91
$100,001 to $150,000                         26           3,189,160.79               19.78
$150,001 to $200,000                          2             360,981.01                2.24
$200,001 to $250,000                          1             221,412.46                1.37
TOTAL:                                      286        $ 16,119,389.01              100.00%

FICO SCORES

                                                                                % OF AGGREGATE
                                         NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
FICO SCORES                               LOANS          OUTSTANDING              OUTSTANDING
-----------                               -----          -----------              -----------
501 to 520                                    1          $    30,349.63               0.19%
521 to 540                                    6              261,651.16               1.62
541 to 560                                    5              233,747.18               1.45
561 to 580                                   11              557,155.30               3.46
581 to 600                                   10              391,046.19               2.43
601 to 620                                   32            1,354,248.28               8.40
621 to 640                                   38            2,235,803.55              13.87
641 to 660                                   38            2,325,597.00              14.43
661 to 680                                   50            3,250,323.06              20.16
681 to 700                                   29            1,662,067.63              10.31
701 to 720                                   28            1,625,384.11              10.08
721 to 740                                    8              474,851.55               2.95
741 to 760                                   19            1,234,929.84               7.66
761 to 780                                    8              341,504.44               2.12
781 to 800                                    2               59,461.20               0.37
801 to 820                                    1               81,268.89               0.50
TOTAL:                                      286          $16,119,389.01             100.00%

ORIGINAL TERM TO MATURITY

                                                                                % OF AGGREGATE
                                         NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
ORIGINAL TERM TO MATURITY (MONTHS)        LOANS          OUTSTANDING             OUTSTANDING
----------------------------------        -----          -----------             -----------
109 to 120                                    3          $    54,807.03               0.34%
169 to 180                                  210           12,429,366.41              77.11
229 to 240                                   48            1,835,405.76              11.39
289 to 300                                    1               30,349.63               0.19
349 to 360                                   24            1,769,460.18              10.98
TOTAL:                                      286          $16,119,389.01             100.00%

REMAINING TERM TO STATED MATURITY

                                                                                      % OF AGGREGATE
                                                  NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                               OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
REMAINING TERM TO STATED MATURITY (MONTHS)        LOANS          OUTSTANDING              OUTSTANDING
------------------------------------------        -----          -----------              -----------
49 to 60                                              1          $     9,598.93                0.06%
109 to 120                                            2               45,208.10                0.28
157 to 168                                            9              535,997.49                3.33
169 to 180                                          201           11,893,368.92               73.78
193 to 204                                            1               56,811.78                0.35
217 to 228                                            2               72,382.40                0.45
229 to 240                                           46            1,736,561.21               10.77
337 to 348                                           10              902,278.33                5.60
349 to 360                                           14              867,181.85                5.38
TOTAL:                                              286          $16,119,389.01              100.00%

PROPERTY TYPE

                                                                                        % OF AGGREGATE
                                                  NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                               OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
PROPERTY TYPE                                     LOANS          OUTSTANDING             OUTSTANDING
-------------                                     -----          -----------             -----------
Single Family                                      198           $11,432,036.31               70.92%
PUD                                                 43             2,197,587.08               13.63
Condominium                                         28             1,317,084.72                8.17
2-Family                                            12               719,982.56                4.47
4-Family                                             3               281,085.27                1.74
3-Family                                             2               171,613.07                1.06
TOTAL:                                             286           $16,119,389.01              100.00%

OCCUPANCY

                                                                                        % OF AGGREGATE
                                                  NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                               OF MORTGAGE    PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
OCCUPANCY                                         LOANS          OUTSTANDING             OUTSTANDING
---------                                         -----          -----------             -----------
Primary                                             268          $15,083,032.95               93.57%
Investment                                           12              706,354.37                4.38
Second Home                                           6              330,001.69                2.05
TOTAL:                                              286          $16,119,389.01              100.00%

LOAN PURPOSE

                                                                                          % OF AGGREGATE
                                                     NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                                  OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
LOAN PURPOSE                                         LOANS          OUTSTANDING              OUTSTANDING
------------                                         -----          -----------              -----------
Purchase                                               197          $11,763,178.14               72.98%
Equity Refinance                                        79            3,893,590.17               24.15
Rate/Term Refinance                                     10              462,620.70                2.87
TOTAL:                                                 286          $16,119,389.01              100.00%

CURRENT MORTGAGE LOAN RATES

                                                                                           % OF AGGREGATE
                                                     NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                                  OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
RANGE OF CURRENT MORTGAGE LOAN RATES                 LOANS          OUTSTANDING              OUTSTANDING
------------------------------------                 -----          -----------              -----------
6.501% to 7.000%                                         1          $    43,863.06                0.27%
7.001% to 7.500%                                         1               40,885.10                0.25
7.501% to 8.000%                                         3              162,665.96                1.01
8.001% to 8.500%                                         3              378,082.22                2.35
8.501% to 9.000%                                        17            1,296,069.61                8.04
9.001% to 9.500%                                        13              916,559.71                5.69
9.501% to 10.000%                                       71            3,414,600.86               21.18
10.001% to 10.500%                                      53            3,123,903.65               19.38
10.501% to 11.000%                                      48            2,791,225.64               17.32
11.001% to 11.500%                                      28            1,629,936.88               10.11
11.501% to 12.000%                                      18              914,780.82                5.68
12.001% to 12.500%                                      12              519,239.05                3.22
12.501% to 13.000%                                      10              455,509.67                2.83
13.001% to 13.500%                                       5              370,809.86                2.30
13.501% to 14.000%                                       2               47,296.44                0.29
14.001% to 14.500%                                       1               13,960.48                0.09
TOTAL:                                                 286          $16,119,389.01              100.00%

CURRENT COMBINED LOAN-TO-VALUE RATIOS

                                                                                           % OF AGGREGATE
                                                     NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                                  OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
RANGE OF CURRENT COMBINED LOAN-TO-VALUE RATIOS       LOANS          OUTSTANDING              OUTSTANDING
----------------------------------------------       -----          -----------              -----------
40.01% to 50.00%                                         1          $    19,840.22                0.12%
50.01% to 60.00%                                         2               86,767.54                0.54
60.01% to 70.00%                                         3              213,964.67                1.33
70.01% to 80.00%                                         1               41,823.39                0.26
80.01% to 90.00%                                        25            1,540,478.81                9.56
90.01% to 100.00%                                      248           13,729,513.41               85.17
100.01% to 110.00%                                       6              487,000.97                3.02
TOTAL:                                                 286          $16,119,389.01              100.00%

STATE OR TERRITORY

                                                                                        % OF AGGREGATE
                                                  NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                               OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
STATE OR TERRITORY                                LOANS          OUTSTANDING              OUTSTANDING
------------------                                -----          -----------              -----------
California                                          112          $ 8,418,536.09               52.23%
Virginia                                             16              979,827.70                6.08
Texas                                                37              921,051.97                5.71
Florida                                              13              548,404.52                3.40
Maryland                                              8              511,765.04                3.17
New Jersey                                            7              507,630.59                3.15
Colorado                                              8              469,116.65                2.91
Washington                                            5              414,246.24                2.57
Nevada                                                8              403,624.94                2.50
Connecticut                                           5              370,552.86                2.30
Illinois                                             10              320,508.60                1.99
Pennsylvania                                          8              287,155.76                1.78
Massachusetts                                         4              229,159.44                1.42
Ohio                                                  3              188,309.99                1.17
Alabama                                               3              120,176.02                0.75
Utah                                                  3              117,623.96                0.73
New York                                              3              116,795.86                0.72
South Carolina                                        2              115,876.74                0.72
Minnesota                                             2              108,449.88                0.67
Georgia                                               3              101,313.92                0.63
District of Columbia                                  1               97,439.61                0.60
Indiana                                               3               91,496.86                0.57
Oregon                                                3               90,121.56                0.56
Missouri                                              3               81,037.19                0.50
North Carolina                                        3               73,704.52                0.46
Michigan                                              2               67,853.29                0.42
New Hampshire                                         1               65,519.43                0.41
Arizona                                               2               64,828.82                0.40
Kentucky                                              1               58,957.90                0.37
Tennessee                                             2               47,168.89                0.29
Kansas                                                1               38,204.05                0.24
Wyoming                                               1               28,454.81                0.18
Wisconsin                                             1               24,568.24                0.15
Mississippi                                           1               23,982.76                0.15
Oklahoma                                              1               15,924.31                0.10
TOTAL:                                              286          $16,119,389.01              100.00%

LOAN DOCUMENTATION

                                                                                        % OF AGGREGATE
                                                  NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                               OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
LOAN DOCUMENTATION                                LOANS          OUTSTANDING              OUTSTANDING
------------------                                -----          -----------              -----------
Stated Income                                       176         $10,171,990.71                63.10%
Full Documentation                                   80           3,825,479.99                23.73
Limited Documentation                                24           1,885,081.39                11.69
No Documentation                                      6             236,836.92                 1.47
TOTAL:                                              286         $16,119,389.01               100.00%

PERFORMANCE STATUS

                                                                                        % OF AGGREGATE
                                                  NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                               OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
PERFORMANCE STATUS                                LOANS          OUTSTANDING              OUTSTANDING
------------------                                -----          -----------              -----------
Current                                             286          $16,119,389.01              100.00%
TOTAL:                                              286          $16,119,389.01              100.00%

PREPAYMENT PENALTY TERM

                                                                                        % OF AGGREGATE
                                                  NUMBER          AGGREGATE        PRINCIPAL BALANCE OF THE
                                               OF MORTGAGE    PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
PREPAYMENT PENALTY TERM                           LOANS          OUTSTANDING              OUTSTANDING
-----------------------                           -----          -----------              -----------
12 months                                            23          $ 1,417,286.33                8.79%
24 months                                           113            7,002,394.87               43.44
36 months                                            52            3,299,797.92               20.47
60 months                                             7              352,015.26                2.18
No Prepayment Penalties                              91            4,047,894.63               25.11
TOTAL:                                              286          $16,119,389.01              100.00%